SUBSIDIARY LIST


                                                    State of
     Subsidiary                                  Incorporation



THE ADVERTISER COMPANY                              ALABAMA


ARKANSAS TELEVISION COMPANY                         ARKANSAS


ARMY TIMES PUBLISHING COMPANY                       DELAWARE


ASBURY PARK PRESS INC.                              NEW JERSEY


BAXTER COUNTY NEWSPAPERS, INC.                      ARKANSAS


CALIFORNIA NEWSPAPERS, INC.                         CALIFORNIA


CAPE PUBLICATIONS, INC.                             KENTUCKY


CITIZEN PUBLISHING COMPANY                          ARIZONA


COMBINED COMMUNICATIONS CORPORATION                 ARIZONA


COMBINED COMMUNICATIONS CORPORATION
  OF OKLAHOMA, INC.                                 OKLAHOMA


DES MOINES REGISTER AND TRIBUNE COMPANY             IOWA


THE DESERT SUN PUBLISHING COMPANY                   CALIFORNIA


THE DETROIT NEWS, INC.                              MICHIGAN


DETROIT NEWSPAPER AGENCY                            MICHIGAN


DIGIFARM, LLC                                       MINNESOTA


EL PASO TIMES, INC.                                 DELAWARE


FEDERATED PUBLICATIONS, INC.                        DELAWARE


FORT COLLINS NEWSPAPERS INC.                        COLORADO


GANNETT COLORADO BROADCASTING, INC.                 DELAWARE


GANNETT DIRECT MARKETING SERVICES, INC.             KENTUCKY


GANNETT GEORGIA L.P.                                GEORGIA


GANNETT GEORGIA PUBLISHING, INC.                    DELAWARE


GANNETT HAWAII, INC.                                HAWAII


GANNETT KENTUCKY LIMITED PARTNERSHIP                KENTUCKY


GANNETT MINNESOTA BROADCASTING, INC.                DELAWARE


GANNETT NATIONAL NEWSPAPER SALES, INC.              DELAWARE


GANNETT PACIFIC CORPORATION                         HAWAII


GANNETT RIVER STATES PUBLISHING CORPORATION         ARKANSAS


GANNETT SATELLITE INFORMATION NETWORK, INC.         DELAWARE


GANNETT SUPPLY CORPORATION                          DELAWARE


GANNETT TELEMARKETING, INC.                         DELAWARE


GANNETT TENNESSEE L.P.                              TENNESSEE


GUAM PUBLICATIONS, INCORPORATED                     HAWAII


HAWAII NEWSPAPER AGENCY LIMITED PARTNERSHIP         DELAWARE


KPNX BROADCASTING COMPANY                           ARIZONA


KVUE-TV, INC.                                       MICHIGAN


LEAF CHRONICLE COMPANY, INC.                        TENNESSEE


MARY MORGAN, INC.                                   WISCONSIN


MCCLURE NEWSPAPERS, INC.                            DELAWARE


MID-KANSAS, INC.                                    KANSAS


MULTIMEDIA, INC.                                    SOUTH CAROLINA


MULTIMEDIA CABLEVISION, INC.                        SOUTH CAROLINA


MULTIMEDIA OF CINCINNATI, INC.                      OHIO


MULTIMEDIA GEORGIA BROADCASTING, INC.               SOUTH CAROLINA


MULTIMEDIA KSDK, INC.                               SOUTH CAROLINA


MULTIMEDIA PUBLISHING OF NORTH CAROLINA, INC.       SOUTH CAROLINA


MULTIMEDIA PUBLISHING OF SOUTH CAROLINA, INC.       SOUTH CAROLINA


MULTIMEDIA TENNESSEE BROADCASTING, INC.             SOUTH CAROLINA


MULTIMEDIA TENNESSEE PUBLISHING, INC.               DELAWARE


NEW JERSEY PRESS, INC.                              NEW JERSEY


NEWS-PRESS PUBLISHING COMPANY                       FLORIDA


OKLAHOMA PRESS PUBLISHING COMPANY                   OKLAHOMA


P&S GEORGIA BROADCASTING, INC.                      DELAWARE


PACIFIC MEDIA, INC.                                 DELAWARE


PACIFIC AND SOUTHERN COMPANY, INC.                  DELAWARE


PENSACOLA NEWS-JOURNAL INC.                         FLORIDA


PRESS-CITIZEN COMPANY INC.                          IOWA


RENO NEWSPAPERS, INC.                               NEVADA


ST. CLOUD NEWSPAPERS INC.                           MINNESOTA


SALINAS NEWSPAPERS INC.                             CALIFORNIA


SIOUX FALLS NEWSPAPERS INC.                         SOUTH DAKOTA


SPEIDEL NEWSPAPERS INC.                             DELAWARE


THE STATESMAN-JOURNAL COMPANY                       OREGON


STI TENNESSEE PUBLISHING, INC.                      DELAWARE


SUMNER TIMES, INC.                                  TENNESSEE


THE SUN COMPANY OF SAN BERNARDINO,
  CALIFORNIA                                        CALIFORNIA


TELEVISION 12 OF JACKSONVILLE, INC.                 FLORIDA


THE TIMES HERALD COMPANY                            MICHIGAN


THE TIMES JOURNAL CO. FSC, INC.                     VIRGIN ISLANDS


TNI PARTNERS                                        ARIZONA


USA TODAY INTERNATIONAL CORPORATION                 DELAWARE


USA WEEKEND, INC.                                   DELAWARE


VISALIA NEWSPAPERS INC.                             CALIFORNIA


WFMY TELEVISION CORP.                               NORTH CAROLINA


WKYC HOLDINGS, INC.                                 DELAWARE


WKYC-TV, INC.                                       DELAWARE


The company has omitted the names of 60 wholly-owned subsdiaries, which in the aggregate would not constitute a significant subsidiary of the company.